UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2023, the Board of Directors (the “Board”) of Matthews International Corporation (the “Corporation”) approved an amendment and restatement of the Corporation’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws reflect, among other things, the following changes:

•Section 2.02 of the Amended and Restated Bylaws has been amended to provide the Secretary with the ability to fix the time of any special meeting within the period specified by the Pennsylvania Business Corporation Law of 1988, as amended (the “Pennsylvania Business Corporation Law”).
•Section 2.09 of the Amended and Restated Bylaws has been amended to update the procedures and disclosure requirements for the nomination of director candidates for election at meetings of shareholders, including to require additional information in a notice of nomination submitted by a shareholder and to address the adoption by the U.S. Securities and Exchange Commission of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”). The amendments require that nominating shareholders comply with the Universal Proxy Card Rules, and provide that a shareholder nominee’s director candidates will be disregarded by the Corporation if the nominating shareholder has failed to provide evidence of its compliance with the Universal Proxy Card Rules.
•New Section 2.10 of the Amended and Restated Bylaws was inserted to the Amended and Restated Bylaws to confirm the rights of shareholders to vote by proxy in a manner consistent with the Pennsylvania Business Corporation Law and address the color of proxy cards reserved for use by the Corporation.
•New Section 3.11 of the Amended and Restated Bylaws was inserted to confirm that committees of the Board generally follow the same procedures as those of the full Board.
•Section 6.01 of the Amended and Restated Bylaws was amended to provide for exculpation of the Corporation’s officers, pursuant to Section 1735 of the Pennsylvania Business Corporation Law (the “Officer Exculpation Amendment”). Notwithstanding the foregoing, the Corporation intends to present the Officer Exculpation Amendment for approval by the Corporation’s shareholders at the next annual shareholder meeting and the adoption of the Officer Exculpation Amendment is subject to, and contingent upon, such approval. If and until the Officer Exculpation Amendment is approved by the Corporation’s shareholders in accordance with Pennsylvania law and the Corporation’s governing documents, the Officer Exculpation Amendment will be of no force or effect.

The foregoing summary of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Matthews International Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: September 28, 2023